Exhibit 99.1

Avid Technology Announces Closing of Debt Refinancing Resulting in Expected $10 Million Annual Interest Savings

•New Facility Expected to Improve Free Cash Flow by Approximately $10 Million and Non-GAAP Net Income per Share by Approximately $0.22 in 2021

•New JPMorgan-Led Credit Facility Consists of $180 Million Term Loan and $70 Million Unfunded Revolving Credit Facility

•Refinancing Reduces Avid’s Funded Debt by Approximately $21 Million and the Effective Cash Interest Rate by 450bps from 7.75% to 3.25%

•Terms of the New Facility Provide Avid Significant Incremental Flexibility to Support Its Strategy and Growth Plans

BURLINGTON, Mass., January 5, 2021 -- Avid® (NASDAQ: AVID), a leading technology provider that powers the media and entertainment industry, announced today that it has entered into a new five-year $180 million term loan and $70 million revolving credit facility with JPMorgan Chase Bank, N.A. and a syndicate of banks. The proceeds from the new term loan, plus available cash on hand, were used to repay outstanding borrowings of $201 million under the Company’s existing credit facility with Cerberus Business Finance, LLC, which was then terminated. The new revolving credit facility, which was undrawn at closing, can be used for working capital, other general corporate purposes and for other permitted uses.

Jeff Rosica, Chief Executive Officer and President, said, “The continued growth of Avid’s software subscriptions and our improving business performance and Free Cash Flow profile in recent periods have enabled us to put in place a cost-effective capital structure. With the completion of the refinancing, we believe we are well positioned to execute on our strategy and continue improving our profitability and Free Cash Flow generation.”

"We are pleased with the successful execution of our new credit facility," said Ken Gayron, Executive Vice President and Chief Financial Officer. "We have capitalized on the recent successes in our business to significantly reduce our cost of debt, further strengthening our balance sheet, extending our maturities and providing additional financial flexibility and liquidity. We experienced very strong demand for this transaction, demonstrating the confidence that our lenders have in Avid’s current and long-term outlook. The new facility further improves our capital structure, building upon the retirement of our convertible notes in June 2020, and reduces our outstanding debt by $21 million. In addition, it provides a significant reduction from our prior interest rate and, with the initial effective interest rate of 3.25%, we expect our annual interest expense to be approximately $10 million lower in 2021 than in 2020."

The new term loan has an initial interest rate of LIBOR plus an applicable margin of 3.00%, with a 0.25% LIBOR floor. The applicable margin on the term loan and the revolving credit facility ranges from 2.00% to 3.25%, depending on leverage. The credit agreement contains two financial covenants: (i) a requirement to maintain a total net leverage ratio, as defined in the credit agreement, of no more than 4.00 to 1.00 through June 30, 2021, with step downs thereafter, and (ii) a requirement to maintain a fixed charge covenant ratio, as defined in the credit agreement, of no less than 1.20 to 1.00. Both the term loan and the revolving credit facility mature on January 5, 2026.
JPMorgan Chase Bank, N.A., Citizens Bank, N.A., PNC Capital Markets LLC, Silicon Valley Bank, and Truist Securities, Inc. served as the Joint Bookrunners and Joint Lead Arrangers for the new credit facility with JPMorgan Chase Bank, N.A. serving as Administrative Agent, and Citizens Bank N.A., PNC Bank, National Association, Silicon Valley Bank, and Truist Bank serving as Co-Syndication Agents.

Forward-Looking Statements

Certain information provided in this press release includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include statements regarding our future financial performance or position, results of operations, business strategy, plans and objectives of management for future operations, and other statements that are not historical fact. You can identify forward-looking statements by their use of forward-looking words such as “may”, “will”, “anticipate”, “expect”, “believe”, “estimate”, “intend”, “plan”, “should”, “seek”, or other comparable terms.

Readers of this press release should understand that these forward-looking statements are not guarantees of performance or results. Forward-looking statements provide our current expectations and beliefs concerning future events and are subject to risks, uncertainties, and factors relating to our business and operations, all of which are difficult to predict and could cause our actual results to differ materially from the expectations expressed in or implied by such forward-looking statements.

These risks, uncertainties, and factors include, but are not limited to: risks related to the impact of the coronavirus (COVID-19) outbreak on our business, suppliers, consumers, customers and employees; our liquidity; our ability to execute our strategic plan including our cost saving strategies, and to meet customer needs; our ability to retain and hire key personnel; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue based on, among other things, our performance and risks in particular geographies or markets; our higher indebtedness and ability to service it and meet the obligations thereunder; restrictions in our credit facilities; our move to a subscription model and related effect on our revenues and ability to predict future revenues; fluctuations in subscription and maintenance renewal rates; elongated sales cycles; fluctuations in foreign currency exchange rates; seasonal factors; adverse changes in economic conditions; variances in our revenue backlog and the realization thereof; risks related to the availability and prices of raw materials, including any negative effects caused by inflation, weather conditions, or health pandemics; disruptions or inefficiencies in our supply chain and/or operations, including from the COVID-19 outbreak; the costs, disruption, and diversion of management's attention due to the COVID-19 outbreak; the possibility of legal proceedings adverse to our Company; and other risks described in our reports filed from time to time with the U.S. Securities and Exchange Commission. Moreover, the business may be adversely affected by future legislative, regulatory or other changes, including tax law changes, as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. We caution readers not to place undue reliance on any forward-looking statements includes in this press release which speak only as to the date of this press release. We undertake no responsibility to update or revise any forward-looking statements, except as required by law.

About Avid

Avid delivers the most open and efficient media platform, connecting content creation with collaboration, asset protection, distribution, and consumption. Avid’s preeminent customer community uses Avid’s comprehensive tools and workflow solutions to create, distribute and monetize the most watched, loved and listened to media in the world—from prestigious and award-winning feature films to popular television shows, news programs and televised sporting events, and celebrated music recordings and live concerts. With the most flexible deployment and pricing options, Avid’s industry-leading solutions include Media Composer®, Pro Tools®, Avid NEXIS®, MediaCentral®, iNEWS®, AirSpeed®, Sibelius®, Avid VENUE™, Avid FastServe®™, Maestro™, and PlayMaker™. For more information about Avid solutions and services, visit www.avid.com, connect with Avid on Facebook, Instagram, Twitter, YouTube, LinkedIn, or subscribe to Avid Blogs.

© 2021 Avid Technology, Inc. All rights reserved. Avid, the Avid logo, Avid NEXIS, Avid FastServe, AirSpeed, iNews, Maestro, MediaCentral, Media Composer, NewsCutter, PlayMaker, Pro Tools, Avid VENUE, and Sibelius are trademarks or registered trademarks of Avid Technology, Inc. or its subsidiaries in the United States and/or other countries. All other trademarks are the property of their respective owners. Product features, specifications, system requirements and availability are subject to change without notice.

Contacts
Investor contact: PR contact:
Whit Rappole Jim Sheehan
Avid Avid
ir@avid.com jim.sheehan@avid.com